1Q 2015 Investor Presentation May 2015 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $49.28
Market Capitalization: $1.4 billion
Annual Dividend / Yield: $0.80 per share / 1.6%
Gross Written Premium: $1.9 billion
Capital: $2.0 billion
Analyst Coverage: KBW (Outperform) Brett Shirreffs
Raymond James (Outperform) Greg Peters
Compass Point (Neutral) Ken Billingsley
Dowling & Partners (Neutral) Aaron Woomer
William Blair (Market Perform) Adam Klauber
Macquarie (Underperform) Amit Kumar
Note: Market information as of May 1, 2015 and annual performance figures as of TTM March 31, 2015.
Atlanta Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston Irvine London
Los Angeles Malta New York Paris Peoria Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Singapore Zurich

4.
Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
• U.S., Bermuda and London
Established presence in attractive markets
• Leader in U.S. Excess & Surplus Lines
• Top Quartile Lloyd’s Syndicate by stamp
• Strong core Commercial Specialty franchise
• Flexible reinsurance & excess casualty platform
• Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
• Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix Argo Franchise Overview
~90%
~10%
~35%
~65%

5.
Maximize
Shareholder
Value
through
growth in
Book Value
per Share
Sustainable competitive advantage
• Niche markets
• Underwriting expertise
• Superior customer service
• Product innovation
Profitable organic & strategic growth
• Profitable through cycles
• Key underwriters/teams
• Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value

6.
*Excludes GWP recorded in runoff and corporate & other.
Note: BVPS (book value per common share) adjusted for June 2013 and March 2015 stock dividend.
Evolution of Growth and Diversification
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed acquisition
• Formed Argo Re
2008
• Acquired Lloyd’s
2011
• Established  local
presence in Brazil
2002     2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
’15/1Q
TTM
BVPS $25.09 $27.69 $32.29 $37.32 $36.02 $42.73 $47.78 $45.95 $50.20 $53.60 $58.22 $59.48
Total Capital (Millions) $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,025 $2,037
$622
$788
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,904
$1,918
400
800
1,200
1,600
2,000
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
$277
$570
$630
$441
in Bermuda
Syndicate 1200
$903

7.
Argo Group Business Mix ($1.9b in GWP)
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
30%
14%
33%
GWP by Product
GWP by Geography
United
States
London
Bermuda
23%
15%
Excess &
Surplus Lines 33%
Other
Commercial
Specialty
Property
Public Entity
18%
6%
6%
Marine &
Aerospace
Surety 3%
Alteris
Mining 4%
Emerging Mkts &
Bermuda Long Tail 9%
6%
Emerging Markets 5%
56%
10%
29%
GWP by Business Type
Primary
Insurance
Reinsurance
*Data is based on TTM as of March 31, 2015. Excludes GWP recorded in runoff and corporate & other.
~90%
~10%

| | | | | | | |
|---|---|---|---|---|---|---|
| Commercial Specialty | | | | | | |
| Excess & Surplus Lines | | | | | | |
| Syndicate 1200 | | | | | | |
| International Specialty | | | | | | |

ARGO GROUP

Multi-Channel Distribution Strategy
8.
Retail Broker /
Agent
General
Agency
Wholesale
Broker
Rockwood X
Argo Insurance X
Trident X
Surety X X
Commercial Programs X
Alteris X
Contract X
Transportation X
Casualty X
E&O X X
D&O X X
Environmental X
Allied Medical X X
Specialty Property X
Liability X
Property X
Aviation X
Marine X
Specialty
Excess Casualty X X
Professional Liability X X
Emerging Markets X X
Reinsurance X
Lloyd’s
Market
Reinsurance
Broker

9.
(1)
(2) Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
Maximizing Shareholder Value – BVPS Growth
Reported Book Value
1
Cumulative Dividends
Price/Book
2
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q ‘15 2014
$19.34
$22.50
$25.09
$27.69
$32.29
$37.32
$36.02
$42.73
$47.78
$45.95
$50.20
$53.60
$58.22
$59.48
$19.34
$22.50
$25.09
$27.69
$32.29
$38.68
$37.38
$44.09
$49.54
$48.11
$52.76
$56.69
$61.94
$63.39
1.1x
1.1x
1.2x 1.6x
1.7x
1.2x
0.9x
0.8x
0.7x 0.7x
0.6x
0.8x
0.9x
0.9x
- Adjusted for June 2013 and March 2015 stock dividend
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
- 2006 and prior years adjusted for PXRE merger
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007
Book value per common share:

10.
Scale ($m) 2002 2006 TTM 1Q '15 '02-1Q'15 Factor
Gross Written Premiums $622.1 $1,155.6 $1,919.0
3.1x
Net Written Premiums 484.0 847.0 1,387.1
2.9x
Net Earned Premiums 378.4 813.0 1,347.0
3.6x
Financial Strength ($m) 2002 2006 TTM 1Q '15 '02-1Q'15 Factor
Total Assets $2,208.9 $3,721.5 $6,377.1
2.9x
Total Investments 1,181.3 2,514.1 4,064.4
3.4x
Shareholder's Equity 327.7 847.7 1,662.8
5.1x
Total Capital $327.7 $992.0 $2,036.8
6.2x
Debt+TRUPs / Total Capital 0.0% 14.5% 18.4%
A.M. Best Rating A A A
Substantial Growth and Financial Strength

NEP ($m)
4.9%

NEP ($m)
1.3%

NEP ($m)
0.8%

NEP ($m)
2.6%

ARGO GROUP

11.
Combined Ratio 86.7% 4.3% 91.0% Combined Ratio 84.1% -2.6% 81.5%
Combined Ratio 101.5% -2.8% 98.7% Combined Ratio 89.4% -3.8% 85.6%
1Q YoY Net Earned Premium & Combined Ratio
Consolidated NEP up 2.7% and Combined Ratio improved 1.9% in Q1 2015 vs. Q1 2014
Excess & Surplus Lines Commercial Specialty
International Specialty Syndicate 1200
$117.4
$123.1
$100
$110
$120
$130
1Q 2014 1Q 2015
$37.0
$37.3
$25
$30
$35
$40
$45
1Q 2014 1Q 2015
$99.3
$101.9
$70
$80
$90
$100
$110
1Q 2014 1Q 2015
$71.7
$72.6
$50
$60
$70
$80
1Q 2014 1Q 2015

12.
Excess & Surplus Lines Segment (33% of TTM GWP)
88.9% 89.3% 99.6% 97.4% 95.5% 91.9% 93.3% 84.4% 88.1%
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
GWP by Business Unit (TTM 3/31/15)
Casualty 36%
Transportation 5%
Environmental 6%
Allied Medical 6%
Management Liability 8%
Property 10%
Contract  24%
Errors & Omissions 6%
Gross Written Premium PTOI
(1)
& Combined Ratio
2006 2014 2011 2010 2009 2008 2012 2007 2013 1Q’15 (2) 2013 2011 2010 2009 2008 2006 2012 2007 1Q’15 (3) 2014
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
(2)
(3)
85.6%
Combined Ratio
PTOI
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2
$607.2
$629.8
$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$112.3
$26.2
PTOI = Pre-Tax Operating Income. Excludes interest expense.
Data is based on year-to-date as of March 31, 2015.
Data is based on trailing twelve months as of March 31, 2015.
• Colony Specialty
• Argo Pro

13.
97.4%
95.5%
91.9%
88.1%
84.4%
83.5%
2010 2011 2012 2013 2014 1Q’15 TTM
Year of execution
on the newly
restructured
platform
Continued
execution and
Combined Ratio
improvement
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement
TTM = trailing twelve months.
Year of
restructuring and
strategy
enhancement
New segment
management
team is formed

14.
Commercial Specialty Segment (23% of TTM GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – designs customized
commercial insurance programs for retail
grocery stores
• Trident – One of the largest specialty
commercial insurance providers for small to
middle market public-sector entities in the U.S.
• Rockwood – 2
nd
largest provider of workers
compensation for the Pennsylvania coal mining
industry
• Programs – provides fronting options for
carriers to write business on Argo paper
GWP by Business Unit (TTM 3/31/15)
U.S. Retail (Argo Insurance) 16%
Restaurants 5%
Grocery 5%
Dry Cleaners 2%
Other Industries 4%
Public Entity
(Trident) 25%
Surety 13%
Mining
(Rockwood) 19%
Other 1%
Programs 26%
Transportation 2%
State Workers’ Comp Funds 21%
Gross Written Premium PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
(2)
(3)
2006 2014 2011 2010 2009 2008 2012 2007 2013 1Q’15 (2) 2013 2011 2010 2009 2008 2006 2012 2007 1Q’15 (3) 2014
89.4% 88.7% 95.6% 98.1% 108.3% 115.1% 96.5% 100.2% 97.8% 98.7%
Other 2%
Combined Ratio
PTOI
$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$15.5
$4.6
$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1
$440.2
$441.3
PTOI = Pre-Tax Operating Income. Excludes interest expense.
Data is based on year-to-date as of March 31, 2015.
Data is based on trailing twelve months as of March 31, 2015.

15.
131.7% 115.2%
Syndicate 1200 Segment (30% of TTM GWP)
General Liability 11%
Prof. Indemnity 14%
Int’l Casualty Treaty 4%
Directors & Officers 4%
Other 3%
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 3/31/15)
Property 42%
Liability 35%
Specialty 17%
Asia 1%
Property Fac 17%
Personal Accident 10%
N. Am. & Int’l Binders 7%
Other 7%
95.8% 112.3% 96.2% 92.4%
Offshore Energy 8%
Onshore Energy 4%
Cargo 3%
Yachts & Hulls 3%
91.4%
Gross Written Premium PTOI
(1)
& Combined Ratio
2013 2011 2010 2009 2008 2012 2014 1Q’15 (2) 2013 2011 2010 2009 2008 2012 2014 1Q’15 (3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
(2)
(3)
91.0%
Aerospace 5%
($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$47.3
$11.7
Combined Ratio
PTOI
$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$566.2 $570.2
PTOI = Pre-Tax Operating Income. Excludes interest expense.
Data is based on year-to-date as of March 31, 2015.
Data is based on trailing twelve months as of March 31, 2015.

16.
International Specialty Segment (14% of TTMGWP)
About Us
• Bermuda team underwrites:
• Building diversity through international
expansion:
• Distributes through brokers
GWP by Business Unit (TTM 3/31/15)
Excess Casualty 24%
Professional Liability 13%
Brazil 24%
Marine Cargo 10%
Property & Engineering 3%
Motor 5%
Financial Lines 7%
Reinsurance 40%
Other Assumed Re 4%
Property Risk XS 4%
Property Pro Rata 5%
Property Cat 28%
Gross Written Premium PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
(2)
(3)
2013 2011 2010 2009 2008 2012 2014 1Q’15 (2) 2013 2011 2010 2009 2008 2012 2014 1Q’15 (3)
177.5% 71.7% 52.3% 77.9% 96.2% 95.4% 89.2% 81.5%
Combined Ratio
PTOI
$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6
$24.2
$9.9
$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$290.2
$276.8
PTOI = Pre-Tax Operating Income. Excludes interest expense.
Data is based on year-to-date as of March 31, 2015.
Data is based on trailing twelve months as of March 31, 2015.
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability
for Fortune 1000 accounts
• Established primary operations in Brazil
• Established operations in Eurozone
• Established regional office in Dubai

17.
All data in millions except for per share data and ratio calculations.
(1)
(2)
(3)
1Q 2015 Operating Results
1Q 2015 1Q 2014
Gross Written Premiums $476.7 $463.1
Net Written Premiums 296.0 276.8
Earned Premiums 334.6 325.7
Losses and Loss Adjustment Expenses 183.7 182.5
Underwriting, Acquisition and Insurance Expenses 129.6 128.7
Underwriting Income $21.3 $14.5
Net Investment Income 20.8 23.3
Fee expense, net 0.4 1.4
Interest Expense 4.9 5.0
Operating Income $36.8 $31.4
Net Realized Investment Gains and Other 16.0 11.1
Foreign Currency Exchange Gain 9.6 0.2
Income Before Taxes $62.4 $42.7
Income Tax Provision 3.6 2.5
Net Income $58.8 $40.2
Operating Income per Common Share (Diluted)
1
$1.02 $0.84
Net Income per Common Share (Diluted) $2.05 $1.36
Loss Ratio
2
54.9% 56.0%
Expense Ratio
3
38.7% 39.5%
Combined Ratio 93.6% 95.5%
Calculated using an assumed tax rate of 20%.
Defined as Losses & Loss Adjustment Expenses / Earned Premiums.
Defined as Underwriting, Acquisition and Insurance Expenses / Earned Premiums.

18.
As of March 31, 2015
Conservative Investment Strategy
17%
18.
17%
• Duration of 2.5 years
• Average rating of ‘A1/A+’
• Book yield of 2.7%*
• Very liquid
• Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Equity Investments by Sector
12% Health Care
Energy 23%
8% Financials
6% Industrials
10% Technology
2% Funds
3% Materials
8% Discretionary
Consumer
Staples 26%
Total:
$0.5b
Fixed Maturities by Type
11% Short Term & Cash
Corporate
42%.
13% Gov.
19% Structured
State/Muni
15%.
Total:
$3.1b*
*$2.8 billion in fixed maturities, $0.4 billion in short term & cash
2% Utilities & Telecom
Asset Allocation
12% Other
Fixed 67%
Maturities.
7% Short Term
12% Equities
Total:
$4.2b
*Duration includes cash & equivalents
2% Cash

19.
Q1 2010-Q1 '15
2010 2011 2012 2013 2014 2015 Total
Total Shares Outstanding 31,206,796 31,285,469 31,384,271 34,066,889 34,318,224 36,915,795
Less: Treasury Shares 3,363,560    4,971,305    6,459,613    7,558,345    8,606,489    8,959,543
  Net Shares 27,843,236 26,314,164 24,924,658 26,508,544 25,711,735 27,956,252
Shares Repurchased 3,217,561    1,607,745    1,488,308    1,098,732    1,048,144    353,054       8,813,544
  As % of Beg. Net Shares 10% 6% 6% 4% 4% 1% 29%
Avg. Repurchase Price per Share $33.05 $30.69 $29.89 $41.02 $48.45 $51.34 $35.64
Total Repurchased ($m) $106.3 $49.3 $44.5 $45.1 $50.8 $18.1 $314.1
Dividends per Share $0.48 $0.48 $0.48 $0.60 $0.69 $0.20 $2.93
Dividend Payments ($m) $15.3 $14.2 $13.4 $16.1 $17.9 $5.6 $82.5
Repurchases + Dividends ($m) $121.7 $63.6 $57.9 $61.1 $68.7 $23.7 $396.7
Note: Not adjusted for June 2013 or March 2015 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned $397 million of capital and repurchased 29% of shares outstanding from 2010 through 2014

20.
Source:  SNL Financial (as of 5/1/15).
Note:  Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel,
Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.
Stock Price Performance – Last 2 Years
(10.0%)
+0.0%
+10.0%
+20.0%
+30.0%
+40.0%
+50.0%
+60.0%
May-13 Aug-13 Nov-13 Feb-14 May-14 Aug-14 Nov-14 Feb-15 May-15
Argo Group Peer Group S&P 500
+33%
+42%
+27%

21.
Price/Book Jan-00 May-15
Argo 0.70x 0.85x
Peer Avg. 1.17x 1.25x
Difference 0.47x 0.40x
Source:  SNL Financial (as of 5/1/15).
Note:  Price to book is average price/book across all peer companies based on latest reported book value.  Peer Group consists of: Allied World,
American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp, Selective
Group, W.R. Berkley.
Compelling Valuation vs. Peer Group
0.85x
1.25x
0.40x
Difference
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-02 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14
Argo Peer Group
-

22.
We believe that Argo Group has potential to generate substantial value for new and existing investors
Well Positioned for Value Creation in 2015 and Beyond
•
Compelling investment case
•
Stock trading at a discount to book value and below peers
•
Upside potential as past and ongoing efforts continue
•
Moderate financial leverage
•
Strong balance sheet with adequate reserves and excellent asset quality
•
Significant changes to premium composition completed
•
Results of re-underwriting efforts emerging in financials
•
Continue to employ and attract some of the best talent in the industry
•
Incremental yield improvements can have a favorable impact on ROE